DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Variable Investment Fund _ Zero Coupon 2000 Portfolio. For its semi-annual reporting ended June 30, 1997, the Portfolio produced a total return of 2.13% per share* compared with a 2.74% performance for the Merrill Lynch U.S. Treasury Coupon 3-year Strips Index.** Income dividends of $ .343 per share were declared, which is equivalent to an annualized distribution rate per share of 5.64%.***
ECONOMIC REVIEW
    Despite recent moderation in the rate of new job creation, the latest reported unemployment rate (5% in June) was the lowest since 1973. When the unemployment rate was last at that level, the inflation rate was heading toward double-digit territory. Now, inflation is subdued; the Consumer Price Index rose at an annual rate of just 1.4% for the twelve-month period through May. Producer prices have risen a minuscule 0.6% over the same time. It has been unprecedented for the economy to have seven years of expansion, low unemployment and low inflation at the same time.
    Ever alert for signs of incipient inflation, the Federal Open Market Committee, the policy-making arm of the Federal Reserve, has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) While there have been some signs that wages are increasing (an area of particular concern to the Federal Reserve), there have also been indications that the economy may be slowing from its torrid first quarter pace when it surged at a 5.9% annual rate, the biggest advance since the fourth quarter of 1987.
    Indicating possible moderation in the rate of economic growth, retail sales have been in decline all spring despite record levels of consumer optimism about the economy. The latest report on retail sales through June showed a decline at an annual rate of 5% over the previous three months. This marked the first three-month decline since the fall of 1981. Yet, despite their sluggish spending at checkout counters, consumers' confidence in the economy continues to climb, heavily influenced by increased job security and low inflation.
    Throughout the seven-year economic expansion, the pattern of consumer spending has been stop-and-go, alternating between spurts of spending and retrenchment. The 5% decline for the three months through May was preceded by a 15% advance over the previous three-month period. On the production side of the economy, a survey of corporate buyers compiled by the National Association of Purchasing Management reported that growth in factory activity eased slightly during June. The much-observed supplier-delivery component of the survey, a measure of how quickly orders are being satisfied and a possible sign of production bottlenecks, also fell modestly. In further evidence of a slowing economy during the second quarter, the Commerce Department recently reported that factory orders fell in May.
    Rising incomes, low unemployment and quiescent inflation have all contributed to a feeling of confidence, as measured by the Conference Board's Index of Consumer Sentiment, that has been unmatched for 28 years. Many economists feel that the optimistic consumer sentiment indicators provide a floor to economic growth and will spur consumer spending later in the year, particularly if the unemployment rate remains low and job security worries recede further. We are mindful of the potent role that consumers play in the economy _ their spending accounts for about two thirds of economic output. So we remain alert to signs of any strain on productive capacity caused by increases in consumer spending that might, in turn, lead to another tightening in monetary policy by the Federal Reserve.
MARKET ENVIRONMENT
    The technical factors in the bond market are quite positive, and should continue to push interest rates lower. A balanced budget looks like an achievable goal. U.S. interest rates are currently higher than almost all other developed countries, making our rates attractive globally, and the dollar continues to remain strong. Last, commodity prices have been drifting lower.
    At the consumer level, the rate outlook also appears positive. Bank lending criteria, especially in the credit card arena, are becoming more stringent. The primary reason for that is the continued rise of consumer delinquencies. Retail sales have been sluggish, and car sales have also turned sluggish. In fact, some of the hottest selling vehicles last year now must offer incentives to find buyers. These incentives include loans that carry 0% interest for 2 years (Nissan). This shows that auto dealers are having trouble clearing 1997 inventory, which is an indication that consumers have turned the aggressive spending pattern down.
PORTFOLIO OVERVIEW
    Currently, the maturity of the fund is at a 3.35-year weighted average life, which makes the effective duration 3.62 years. We currently plan on maintaining this positioning for a declining rate environment in the immediate foreseeable future. As for positioning on the interest rate curve, we have currently targeted a bullet structure versus the final maturity of the Portfolio.
    We had written to you last time that we moved out of coupon-bearing securities and were utilizing zero coupon securities only. This still continues to be the objective, with only one security in the fund earning a coupon, a Merck & Co. puttable bond that we added to the Portfolio. These puttable bonds have performed admirably well, as rates have declined since purchase.
    The Portfolio owned Hospital Corporation of America (HCA) zero coupon bonds. HCA was acquired by Columbia Healthcare in 1994. In light of the recent investigation of Federal authorities into Columbia Healthcare's billing practices we decided to move out of our position. While we still believe that Columbia will be able to meet its debt commitments, the volatility we believe the bonds have and would continue to exhibit would not be appropriate for the Portfolio.
    As always, we will be monitoring these factors, as well as numerous other indicators, to institute any changes that are necessary to continue to provide you with an attractive investment vehicle.
                              Very truly yours,
                          [Gerald E. Thunelius signature logo]
                              Gerald E. Thunelius
                              Portfolio Manager
June 17, 1997
New York, NY

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**     SOURCE: BLOOMBERG. The Merrill Lynch U.S. Treasury Coupon 3-Year
Strips Index is an unmanaged zero coupon index with constant maturity and duration. The Index does not take into account charges, fees and other expenses.
***    Distribution rate per share is based upon dividends per share declared from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
STATEMENT OF INVESTMENTS                                                                  JUNE 30, 1997 (UNAUDITED)
                                                                                                 Principal
Bonds and Notes_99.1%                                                                              Amount           Value
                                                                                                  _______          _______
     Finance_8.2%                    American Express,
                                       Gtd. Euro-Bond, Zero Coupon, 2000....                    $  3,400,000    $  2,691,644
                                                                                                                _____________
     Foreign_2.6%                    Deutsche Bank AG,
                                       Medium-Term Notes, Zero Coupon, 2000.                       1,000,000         847,140
                                                                                                                _____________
     Health Care_14.6%               Columbia Healthcare,
                                       Zero Coupon, 2000....................                       5,178,000       4,293,748
                                     Merck & Co,
                                       Medium-Term Notes, Ser. B, 5.76%, 1999                        500,000 (a)     502,155
                                                                                                                _____________
                                                                                                                   4,795,903
                                                                                                                _____________
     Municipal Bonds_3.6%            New Jersey Economic Development Authority,
                                       State Pension Funding Bonds, Ser. 1997B,
                                       Zero Coupon, 2001....................                       1,500,000       1,186,875
                                                                                                                _____________
     U.S. Government
     Agencies_61.8%                  Chattanooga Valley,
                                       Secured First Mortgage, Zero Coupon, 1/1/2000                 176,000         149,915
                                     FACO Coupon Strips,
                                       Ser. 97-1, Zero Coupon, 7/21/2000....                       4,743,000       3,918,984
                                     FICO Coupon Strips:
                                       Zero Coupon, 10/6/2000...............                         478,000         388,415
                                       Ser. 1, Zero Coupon, 11/11/2000......                         150,000         121,124
                                       Ser.10, Zero Coupon, 11/30/2000......                         152,000         122,307
                                     Federal Home Loan Mortgage, Principal Strips,
                                       Zero Coupon, 5/15/2000...............                       1,000,000         835,410
                                     Federal National Mortgage Association,
                                       Medium-Term Note Coupon Strips:
                                         Zero Coupon, 2/7/2001..............                       1,338,000       1,062,765
                                         Zero Coupon, 7/24/2001.............                       1,227,000         945,116
                                       Principal Strips,
                                          Zero Coupon, 8/7/2001.............                       6,500,000       4,997,747
                                     Resolution Funding, Coupon Strips,
                                       Zero Coupon, 10/15/2000..............                       5,000,000       4,082,086
                                     Tennessee Valley Authority:
                                       Coupon Strips, Zero Coupon, 11/1/2000                       2,500,000       2,026,008
                                       Principal Strips, Zero Coupon, 11/1/2000                    2,000,000       1,619,766
                                                                                                                _____________
                                                                                                                  20,269,643
                                                                                                                _____________
     U.S. Government_8.3%            U.S. Treasury Principal Strips,
                                       Zero Coupon, 8/15/2001...............                       3,500,000       2,701,324
                                                                                                                _____________
                                     TOTAL BONDS AND NOTES
                                       (cost $32,614,970)...................                                     $32,492,529
                                                                                                               ==============

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                JUNE 30, 1997 (UNAUDITED)
                                                                                                   Principal
Short-Term Investments_.8%                                                                           Amount         Value
                                                                                                  ___________    ___________
     U.S. Government_.1%             U.S. Treasury Bills,
                                       5.57%, 9/18/1997.....................                   $      11,000 (b)   $  10,877
                                                                                                                _____________
     U.S. Government Agency_.7%      Federal Home Loan Banks,
                                       6%, 7/1/1997.........................                         245,000         245,000
                                                                                                                _____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $255,881)......................                                      $  255,877
                                                                                                               ==============
TOTAL INVESTMENTS (cost $32,870,851)........................................                           99.9%     $32,748,406
                                                                                                     =======   ==============
CASH AND RECEIVABLES (NET)..................................................                             .1%      $   33,674
                                                                                                     =======   ==============
NET ASSETS..................................................................                          100.0%     $32,782,080
                                                                                                     =======   ==============

Notes to Statement of Investments:
    (a) Reflects date security can be redeemed at holders' option; the stated maturity date is 5/3/2037.
    (b) Held by custodian in a segregated account as collateral for open financial futures positions.

STATEMENT OF FINANCIAL FUTURES                                                                JUNE 30, 1997 (UNAUDITED)
                                                                    Market Value                          Unrealized
                                                                      Covered                            Appreciation
Financial Futures                                Contracts          by Contracts        Expiration        at 6/30/97
________                                       ___________         _____________      ______________    _______________
U.S. Treasury 5yr Note (Long)......                  7            $741,234            September `97        $2,219
                                                                                                           ======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                           JUNE 30, 1997 (UNAUDITED)
                                                                                              Cost                   Value
                                                                                         _____________          _____________
ASSETS:                          Investments in securities_See Statement of Investments    $32,870,851           $32,748,406
                                 Cash.......................................                                       1,294,785
                                 Interest receivable........................                                           3,865
                                 Prepaid expenses and other assets..........                                           3,932
                                                                                                              _______________
                                                                                                                  34,050,988
                                                                                                              _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        13,382
                                 Payable for investment securities purchased                                       1,188,510
                                 Payable for shares of Beneficial Interest redeemed                                   49,951
                                 Accrued expenses...........................                                          17,065
                                                                                                              _______________
                                                                                                                   1,268,908
                                                                                                              _______________
NET ASSETS..................................................................                                     $32,782,080
                                                                                                             ================
REPRESENTED BY:                  Paid-in capital............................                                     $32,834,421
                                 Accumulated undistributed investment income_net                                     151,748
                                 Accumulated net realized gain (loss) on investments                                 (83,863)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments (including $2,219 net unrealized
                                         appreciation on financial futures)_Note 5(b)                               (120,226)
                                                                                                              _______________
NET ASSETS..................................................................                                     $32,782,080
                                                                                                             ================
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST
AUTHORIZED)                      ...........................................                                       2,674,181
NET ASSET VALUE, offering and redemption price per share....................                                          $12.26
                                                                                                                     =======





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $ 997,603
EXPENSES:                        Investment advisory fee_Note 4(a)..........                  $   71,201
                                 Auditing fees..............................                       8,785
                                 Prospectus and shareholders' reports.......                       7,681
                                 Custodian fees_Note 4(a)...................                       6,301
                                 Legal fees.................................                         807
                                 Trustees' fees and expenses_Note 4(b)......                         488
                                 Loan commitment fees and Interest_Note 3...                         485
                                 Registration fees..........................                         321
                                 Shareholder servicing costs................                         247
                                 Miscellaneous..............................                       1,228
                                                                                              ___________
                                     Total Expenses.........................                                          97,544
                                                                                                                  ___________
INVESTMENT INCOME_NET.......................................................                                         900,059
                                                                                                                  ___________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 5:
                                 Net realized gain (loss) on investments....                   $(356,483)
                                 Net realized gain (loss) on financial futures                   (21,857)
                                                                                              ___________
                                     Net Realized Gain (Loss)...............                                        (378,340)
                                 Net unrealized appreciation (depreciation) on investments
                                     (including $2,219 net unrealized appreciation
                                     on financial futures)..................                                         153,172
                                                                                                                  ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (225,168)
                                                                                                                  ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 674,891
                                                                                                                 ============





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Six Months Ended
                                                                                    June 30, 1997              Year Ended
                                                                                     (Unaudited)            December 31, 1996
                                                                                   ______________         ____________________
OPERATIONS:
    Investment income_net.............................................            $      900,059            $   1,585,212
    Net realized gain (loss) on investments...........................                  (378,340)                 356,407
    Net unrealized appreciation (depreciation) on investments.........                   153,172               (1,096,022)
                                                                                   ______________          ________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                   674,891                  845,597
                                                                                   ______________          ________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net.............................................                  (748,311)              (1,586,541)
    Net realized gain on investments..................................                     ___                   (109,770)
                                                                                   ______________          ________________
      Total Dividends.................................................                  (748,311)              (1,696,311)
                                                                                   ______________          ________________
BENEFICIAL INTEREST TRANSACTIONS :
    Net proceeds from shares sold.....................................                 3,125,490               13,887,331
    Dividends reinvested..............................................                   758,188                1,696,311
    Cost of shares redeemed...........................................                (2,823,935)              (5,228,437)
                                                                                   ______________          ________________
      Increase (Decrease) in Net Assets from Beneficial  Interest Transactions         1,059,743               10,355,205
                                                                                   ______________          ________________
          Total Increase (Decrease) in Net Assets.....................                   986,323                9,504,491
NET ASSETS:
    Beginning of Period...............................................                31,795,757               22,291,266
                                                                                   ______________          ________________
    End of Period.....................................................              $ 32,782,080             $ 31,795,757
                                                                                  ==============          ================
UNDISTRIBUTED INVESTMENT INCOME_NET...................................            $      151,748                  ___
                                                                                   ______________          ________________

                                                                                        Shares             Shares
                                                                                   ______________          ________________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                   255,886                1,118,673
    Shares issued for dividends reinvested............................                    62,297                  137,813
    Shares redeemed...................................................                  (231,500)                (424,557)
                                                                                   ______________          ________________
      Net Increase (Decrease) in Shares Outstanding...................                    86,683                  831,929
                                                                                  ==============          ================





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                     Six Months Ended
                                                       June 30, 1997               Year Ended December 31,
                                                                          ______________________________________________
PER SHARE DATA:                                         (Unaudited)        1996      1995      1994      1993      1992
                                                        ____________      ______    ______    ______    ______    ______
    Net asset value, beginning of period..                $12.29          $12.70    $11.39   $12.57     $11.77    $11.64
                                                         ________         ______    ______    ______    ______    ______
    Investment Operations:
    Investment income_net.................                   .40             .68       .69      .69        .79       .83
    Net realized and unrealized gain (loss)
      on investments......................                  (.09)           (.36)     1.31    (1.18)       .96       .15
                                                         ________         ______    ______    ______    ______    ______
    Total from Investment Operations......                   .31            .32       2.00     (.49)      1.75       .98
                                                         ________         ______    ______    ______    ______    ______
    Distributions:
    Dividends from investment income_net..                  (.34)          (.68)      (.69)    (.68)      (.78)     (.84)
    Dividends from net realized gain on investments           --           (.05)      --       (.01)      (.17)     (.01)
                                                         ________         ______    ______    ______    ______    ______
    Total Distributions...................                  (.34)           (.73)     (.69)    (.69)      (.95)     (.85)
                                                         ________         ______    ______    ______    ______    ______
    Net asset value, end of period........                $12.26          $12.29    $12.70   $11.39     $12.57    $11.77
                                                        ========        ========   =======   =======    ======    =======
TOTAL INVESTMENT RETURN...................                  4.30%(1)       2.59%    17.95%   (3.91%)    15.19%      8.87%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .62%(1)       .66%       .68%      --        --        .64%
    Ratio of net investment income
      to average net assets...............                  5.69%(1)       5.54%     5.73%    6.04%      6.21%     7.15%
    Decrease reflected in above expense ratios
      due to undertakings by
      The Dreyfus Corporation.............                      --           --       .03%    1.05%      2.43%     2.28%
    Portfolio Turnover Rate...............               109.75%(2)       98.28%    49.43%      --     106.35%     3.08%
    Net Assets, end of period (000's Omitted)            $32,782         $31,796   $22,291  $10,913     $5,696    $1,362
    (1)  Annualized.
    (2)  Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Zero Coupon 2000 Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide as high an investment return as is consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.
    The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.
    An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.
    In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
    The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2_SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, financial futures and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3_BANK LINE OF CREDIT:
    The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. At June 30, 1997, there were no outstanding borrowings under the Facility.
    The average daily amount of borrowings outstanding during the period ended June 30, 1997, was approximately $11,000, with a related weighted average annualized interest rate of 5.57%. The maximum amount borrowed at any time during the period ended June 30, 1997 was $500,000.
NOTE 4_INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .45 of 1% of the value of the Series' average daily net assets and is payable monthly.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended
June 30, 1997, $6,301 was charged by Mellon pursuant to the custody agreement.
    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5_SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 1997, amounted to $33,409,690 and $36,370,748, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (See Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily realized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1997, and their related unrealized appreciation are set forth in the Statement of Financial Futures.
    (B) At June 30, 1997, accumulated net unrealized depreciation on investments and financial futures, was $120,226, consisting of $116,917 gross unrealized appreciation and $237,143 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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Registration Mark
DREYFUS VARIABLE INVESTMENT FUND,
ZERO COUPON 2000  PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            119SA976
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Registration Mark

Variable
Investment Fund,
Zero Coupon
2000 Portfolio
Semi-Annual
Report
June 30, 1997